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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

     As independent public accountants, we hereby consent to the use in this registration statement of our report dated December 3, 1999 included herein and to all references to our Firm included in this registration statement.

Arthur Andersen
December 3, 1999